UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 19, 2020 (May 14, 2020)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices, including zip code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 14, 2020, the Board of Directors elected Clyde Henry Allison Jr., Vice President and Controller of Norfolk Southern Corporation (“the Corporation”), effective June 1, 2020. Mr. Allison, age 56, joined the Corporation in 1993 and has served as Vice President and Treasurer since 2017. Prior thereto, he served as Vice President Audit and Compliance from 2013 to 2017 and previously served as Vice President and Controller from 2009 to 2013.

There was no arrangement or understanding between Mr. Allison and any other person pursuant to which he was selected as an officer of Norfolk Southern and no family relationship between Mr. Allison and any director or executive officer. There are no transactions between Mr. Allison and the Corporation that would require disclosure under Item 404(a) of Regulation S-K.

No material plan, contract or arrangement (written or otherwise) to which Mr. Allison is a party or a participant was entered into or materially amended in connection with him becoming an executive officer, and Mr. Allison did not receive any grants or awards or any modifications thereto, under any such plan, contract or arrangement in connection with such event.

Also effective June 1, 2020, Jason A. Zampi will become Vice President of Financial Planning and Analysis and cease to serve as Controller.

The Corporation issued a press release on May 19, 2020, announcing these and other appointments within its Finance Division. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release date May 19, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  May 19, 2020